As Filed with the Securities and Exchange Commission on April 30,2002
                                               File Nos. 333-59185 and 811-08873

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                         Pre-Effective Amendment No. [ ]
                      Post Effective Amendment No. 7 [ X ]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                             Amendment No. 8 [ X ]


                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
               (Exact Name of Registrant as Specified in Charter)

           2000 N. CLASSEN BOULEVARD
         OKLAHOMA CITY, OKLAHOMA 73106        Registrant's Telephone Number,
   (Address of Principal Executive Offices)   including Area Code:(405) 523-2000




          Stephen P. Garrett                             Copies to:
         Senior Vice President                     Jennifer Wheeler, Esq.
      Law and Government Affairs                       McAfee & Taft
  American Fidelity Assurance Company            A Professional Corporation
       2000 N. Classen Boulevard             10th Floor, Two Leadership Square
     Oklahoma City, Oklahoma 73106                   211 North Robinson
(Name and Address of Agent for Service)         Oklahoma City, OK 73102-7103


Approximate Date of Proposed    As soon as practicable after effectiveness of
Public Offering:                the Registration Statement


It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b)
      [x] on May 1, 2002 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(1) of rule 485


If appropriate, check the following box:
      [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


--------------------------------------------------------------------------------


AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

A dual strategy of investing in value and growth stocks for long-term capital appreciation



PROSPECTUS
May 1, 2002



The Securities and
Exchange Commission
has not approved
or disapproved these securities
or determined if
this prospectus
is truthful or
complete. Any
representation to the contrary
is a criminal offense.


Contents
--------------------------------------------------------------------------------


About Dual Strategy Fund..................................................1

Past Performance..........................................................4

Investment Goals and Strategies...........................................5

Management's Discussion of Fund Results...................................6

         2001 Results.....................................................6

         10-Year Results..................................................7

Principal Risks of Investment.............................................8

The Fund's Management.....................................................9

Fund Operations...........................................................10

         Buying and Selling Shares........................................10

         Pricing Shares...................................................10

Distributions and Taxes...................................................11

         Dividends and Other Distributions................................11

         Tax Information..................................................11

Financial Highlights......................................................12

For More Information..............................................Back Cover


                            ABOUT DUAL STRATEGY FUND

Investment goal               Long-term capital growth

Dual investment strategies    The fund  invests  primarily  in common  stocks of
                              U.S.   companies.   The  fund's  two  sub-advisers
                              independently manage a portion of the fund's portfolio using different investment strategies.
                              One sub-adviser focuses on high quality companies with healthy earnings, growth and strong product leadership in their markets. The other focuses on undervalued, high quality equity securities with large capitalizations.

Principal risks of investing
in Dual Strategy Fund         The fund's shares will rise and fall in value. You
                              can lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

                              o         The stock market as a whole goes down.

                              o Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

                              o Companies in which the fund invests do not grow as rapidly as expected.

                              o Value stocks may never reach what the manager believes is their true value.

                              o Investments in foreign securities carry additional risks, such as changes in
                                        currency   exchange  rates,  a  lack  of
                                        adequate    company    information   and
                                        political instability, which may result in loss of value and wider price swings than U.S. companies experience.

                              o Earnings of companies in which the fund invests are not achieved, and income available for interest or dividend payments is reduced.

Investors in the fund         Only separate accounts of insurance  companies may
                              purchase  shares  of  the  fund.  You  may  invest
                              indirectly  in the fund through your purchase of a
                              variable  annuity  contract  issued by a  separate
                              account   or  by   participating   in  a  contract
                              available through your employer's retirement plan.

                              You should read the accompanying separate account prospectus for information about:

                              o Purchasing a variable annuity contract or participating in a group variable annuity contract.

                              o Other investment options, if there are any.

                              o         The  terms  of  your  variable   annuity
                                        contract.

                              o         Expenses   related   to   purchasing   a
                                        variable annuity contract.

                              o         Procedures   for  redeeming  the  fund's
                                        shares.

Who may want to invest        The fund may be appropriate for you if you:

                              o Want a regular investment program for retirement savings.

                              o Can benefit from deferred taxation of capital appreciation and income.

                              o Are several years from retirement and can pursue a long-term investment goal.

                              o         Want to add an  investment  with  growth
                                        potential   to   diversify   your  other
                                        retirement investments.

                              o         Are willing to accept higher  short-term
                                        risk   along   with   higher   potential
                                        long-term returns.


PAST PERFORMANCE

The bar chart shows how the annual total return of the fund and its predecessor has varied from year to year over a ten-year period. This information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund. The table shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. This information may help you evaluate the fund's risks and potential rewards. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Are these the  returns  realized  by separate
account contract owners and participants?
No.  These  returns  are  calculated  for the
fund.  They do not reflect  insurance,  sales
and   administrative   charges   deducted  by
participating separate accounts. Inclusion of those charges would reduce the total returns for all periods.


                    Year-by-year total return
                      as of 12/31/each year

                Year            Annual Return
                ----            -------------

                1992                  3.80%
                1993                  7.72%
                1994                 -5.33%
                1995                 35.62%
                1996                 27.15%
                1997                 28.35%
                1998                 26.50%
                1999                 18.47%
                2000                  0.36%
                2001                -11.33%


Highest Quarterly Return:  21.24%, 4th quarter 1998
Lowest Quarterly Return:   -12.10%, 3rd quarter 2001

When was the Dual Strategy Fund created?
On January 1, 1999,  the fund acquired all of
the  assets  and   liabilities   of  American
Fidelity Variable Annuity Fund A, which was a managed separate account.

What is the fund's past performance?
The fund treats the past  performance  of its
predecessor as its own for periods before the
acquisition.  The  information  to the  right
reflects the performance of American Fidelity
Variable  Annuity  Fund A  through  1998  (as
adjusted  for  the  fund's  current   expense
structure)  and for  American  Fidelity  Dual
Strategy Fund, Inc.(R) for all subsequent time periods.

Average annual total return as of 12/31/01

                     1 Year         5 Years     10 Years
                     ------         -------     --------


Fund                -11.33%          11.35%       12.07%
S&P 500 Index       -11.88%          10.70%       12.93%


INVESTMENT GOALS AND STRATEGIES

Dual Strategy Fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.

To pursue these goals, the fund invests in a diversified portfolio of common stocks. The fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.

Two sub-advisers with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between the two sub-advisers at the beginning of each year. Cash received by the fund, less amounts used to pay withdrawals and expenses, is allocated equally between the sub-advisers throughout the year.

Lawrence W. Kelly & Associates, Inc. is a growth-oriented manager. It selects stocks which it expects to have superior long-term earnings growth rates relative to the U.S. economy. Kelly's strategy is to invest in high-quality companies with strong earnings growth, sound fundamentals and superior product leadership. Kelly emphasizes large capitalization issues and attempts to identify positive fundamental changes in a company's growth rate and appreciation potential. Kelly has a long-term investment horizon with moderate portfolio turnover. Kelly consistently reviews each security individually as to its future appreciation prospects and suitability relative to the entire portfolio.

Todd Investment Advisors, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation, then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken. The portion of the fund's portfolio managed by Todd Investment typically holds 40-50 issues, and the average annual turnover is usually 20-40%.

MANAGEMENT'S DISCUSSION OF FUND RESULTS

2001 Results

Even without the terrorist incidents of September, 2001 was a difficult year for stocks - not only in the United States, but around the world as well. Among the major U.S. indices, the Dow Jones was down a modest 5.4%. The Nasdaq was off more than 21%. Abroad, the Morgan Stanley EAFE index (the major industrialized economies, excluding the U.S.) was down 17.5%.

Prior to the events of September 11th, it appeared as though the domestic stock indices were stabilizing and looking for ways to go up. There had been lows in March of 2001 and, by August, the Dow Jones had retested those lows but not gone below them. However, with the World Trade Center and Pentagon tragedies - and the subsequent closing of the stock and bond markets - it looked like investors were in for the worst.

However, from September lows, the stock markets turned up and stayed positive through the end of the year. Toward the holiday season, Enron became more and more of a negative force for the markets.

Once again diversification of equity styles paid off. In the first and third quarters of 2001, when the markets were under selling pressure, Todd's value style held up very well. However, during the second and fourth quarters when the markets were positive, Kelly's growth approach had relatively better performance.

Lawrence W. Kelly & Associates, Inc., the fund's growth manager, had a relatively good year in an otherwise difficult environment. Kelly was down approximately 19%, while the Russell Large Cap Grwoth Index was off more than 20%.

Likewise, Todd Investment Advisors, Inc., the fund's value manager, performed better than the value index. Todd was off approximately 3%, while the Russell Large Cap Value Index was down more than 5%.

10-Year Results

The graph below compares the initial and subsequent account values at the end of each of the past 10 years, assuming a $10,000 initial investment on January 1, 1992 in the fund's predecessor and in the S&P 500 Index. The fund's performance does not give effect to any charges at the separate account level. The S&P 500 Index returns assume the reinvestment of dividends but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the fund or the index.

           AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ("AFDSFI")
                     IN COMPARISON WITH THE S & P 500
                   WITH AN INITIAL INVESTMENT OF $10,000


             Year               AFDSFI           S & P 500
             ----               ------           ---------

             1992              $10,380           $10,760
             1993               11,181            11,840
             1994               10,585            11,995
             1995               14,356            16,497
             1996               18,254            20,283
             1997               23,428            27,050
             1998               29,637            34,781
             1999               35,111            42,099
             2000               35,237            38,268
             2001               31,245            33,722


                            1992       1993       1994       1995      1996      1997     1998    1999     2000    2001
                            ----       ----       ----       ----      ----      ----     ----    ----     ----    ----
AMERICAN FIDELITY DUAL
STRATEGY FUND, INC.(R)     $10,380    $11,181    $10,585    $14,356   $18,254   $23,428  $29,637 $35,111  $35,237 $31,245

S&P 500 INDEX              $10,760    $11,840    $11,995    $16,497   $20,283   $27,050  $34,781 $42,099  $38,268 $33,722



AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
------------------------------------------
   1 YEAR        5 YEARS          10 YEARS
   ------        -------          --------
   -11.33%         11.35%            12.07%


PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy. Such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares and thus the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Foreign Investing. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund's foreign investments have typically been in the form of American Depositary Receipts of large foreign companies, reducing somewhat the general risks of foreign investing. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets.

THE FUND'S MANAGEMENT

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment adviser. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment adviser under the Investment Advisers Act of 1940. It was the investment adviser of the fund's predecessor from 1968 through 1998.

American Fidelity Assurance Company has engaged two sub-advisers to manage the fund's investment portfolio. The board of directors of the fund reviews and must approve the selection of the sub-advisers. American Fidelity Assurance Company is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisers, custodian and pricing service. The
fund  pays  American  Fidelity   Assurance  Company  an  annual  management  and
investment advisory fee of 0.50% of the average daily net assets of the fund. Out of this fee, American Fidelity Assurance Company pays each sub-adviser a fee for its services.

The fund's sub-advisers make the day-to-day decisions to buy and sell securities for the fund. Each sub-adviser manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.

Lawrence  W.  Kelly &  Associates, Inc.,  Todd   Investment   Advisors,   Inc.,
199 South Los Robles Avenue,  Suite 850,  101 South  Fifth   Street, Suite 3160,
Pasadena, CA 91101, had $0.8 billion of Louisville, KY 40202, had $3.2 billion assets under management and $1.6 billion of assets under management as of of assets for which it serves as a December 31, 2001. Todd Investment has
consultant  as   of  December  31, 2001.  been a sub-adviser to the fund and its
Kelly has provided investment advice predecessor since the last quarter of since 1985 to American Fidelity in the 1995.
management of its investments, including
those held by the fund's predecessor. Robert P . Bordogna has primary Kelly has been a sub-adviser to the fund responsibility for the day-to-day and its predecessor since the last management of the portion of the fund
quarter of 1995.                          portfolio managed by Todd  Investment.
                                          He has 33 years  of experience  as  an
Lawrence W. Kelly has primary investment adviser. Bordogna is the responsibility for the day-to-day President and Chief Executive Officer management of the portion of the fund of the firm and has been with Todd portfolio managed by Kelly. He has 35 Investment since 1980.
years of experience as an investment adviser. He founded Kelly in 1985 and currently serves as its Chairman and Chief Executive Officer.

FUND OPERATIONS

Buying and Selling Shares

You cannot buy shares of the fund directly. You may invest indirectly in the fund through your purchase of a variable annuity contract or your participation in a variable annuity contract offered through your employer's retirement plan. The contracts are issued by insurance company separate accounts, which buy fund shares based on the instructions they receive from contract owners.

To meet various obligations under the contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Pricing Shares

The fund's net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day American Fidelity Assurance Company is open for business. American Fidelity Assurance Company is scheduled to be open Monday through Friday throughout the year, except for the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the immediately following Friday, and Christmas Day. On any day when American Fidelity Assurance Company is open for business and the New York Stock Exchange is not (presently Martin Luther King, Jr. Day, Presidents' Day and Good Friday), the fund values its portfolio securities using the same prices included in the last determined net asset value per share.

Dual Strategy Fund calculates net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. An annuitant who deposits funds with an investing separate account before 4:00 p.m. Eastern time on a regular trading day will pay that day's net asset value per share for his investment in Dual Strategy Fund.

The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board of directors. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

The fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company, its sole shareholder, through American Fidelity Assurance Company's separate accounts. The fund pays dividends annually and reinvests the proceeds in additional fund shares at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

Because you do not own shares of the fund directly, your tax situation is not likely to be affected by the fund's distributions. The separate account and the insurance company which issued your variable annuity contract, as the owner of the fund's shares, may be affected.

You should consult the prospectus of the separate account for a discussion of the federal income tax consequences to variable annuity contract owners.

FINANCIAL HIGHLIGHTS

On January 1, 1999, the fund acquired the investment portfolio of its predecessor, American Fidelity Variable Annuity Fund A, which was a managed separate account. The 2001, 2000 and 1999 information below relates to Dual Strategy Fund; all other information relates to the fund's predecessor, American Fidelity Variable Annuity Fund A, and is derived from its financial statements. The financial statements of Dual Strategy Fund for 2001 which are included in the fund's Statement of Additional Information were audited by KPMG LLP, whose report, along with the financial statements, are included in the Statement of Additional Information, which is available upon request.

The financial highlights table is intended to help you understand the financial performance of the fund and its predecessor for the past five years. Certain information reflects financial results for a single accumulation unit of the fund and American Fidelity Variable Annuity Fund A. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions.


                                              Dual Strategy Fund                     Variable Annuity Fund A
                                           Years Ended December 31,                  Years Ended December 31,
                                    ---------------------------------------- ---------------------------------------
                                       2001        2000           1999                 1998           1997
                                       ----        ----           ----                 ----           ----
Accumulation Unit value,
  beginning of period                  $11.7128    $11.8468       $10.0000            $19.463        $15.339
                                       --------    --------       --------            -------        -------
Net investment income                    0.1070      0.1114         0.1062              0.023          0.071
Net realized and unrealized gain
  (loss) on securities                 (1.4366)    (0.0671)         1.7406              4.847          4.053
                                       -------     -------        --------            -------        -------
Distributions - Investment Income      (0.1244)    (0.1274)              -                  -              -
Distributions - Capital Gains                -     (0.0509)              -                  -              -
  Total Distributions                  (1.1244)    (0.1783)
                                       -------     -------
Total from investment operations       (1.4540)    (0.1340)         1.8468              4.870          4.124
                                       -------     -------        --------            -------        -------
Accumulation Unit value,
  end of period                         10.2588    $11.7128       $11.8468            $24.333        $19.463
                                        =======    ========       ========            =======        =======
Total return (1)                        (11.33%)       0.36%        18.47%              25.02%         26.89%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)                      $209,014    $233,478      $229,253            $184,548       $137,091
Ratio of expenses to
  average net assets                        0.5%        0.5%          0.5%               1.46%          1.46%
Ratio of net income to average net
  assets                                  1.003%     0.9533%       0.9840%               0.11%          0.40%
Portfolio turnover rate                    53.9%       33.3%         37.5%               40.1%          26.6%


----------------

(1) Beginning in 1999, total return and ratio of expenses for the fund included management fee only. Previous years included management, mortality and expense risk fees under the fund's predecessor, American Fidelity Variable Annuity Fund A.

                              FOR MORE INFORMATION

To obtain information:

By telephone                              Washington,   DC  20549-6009   or   by
Call 1-800-662-1106                       electronic         request          to
                                          publicinfo@sec.gov.
mail Write to:
American Fidelity                         More information on the fund is avail-
Dual Strategy Fund, Inc.(R)               able free upon request,  including the
P. O. Box 25520                           following:
Oklahoma City, OK 73125-0520
                                          Annual/Semiannual Report
By E-mail Send your request to:
va.help@af-group.com                      Additional   information   about   the
                                          fund's investments is available in the
On the Internet: Text-only versions of fund's annual and semiannual reports fund documents can be viewed online or to shareholders. In the annual report, downloaded from the SEC's web site: you will find a discussion of market
http://www.sec.gov                        conditions and  investment  strategies
                                          that significantly affected the fund's
                                          performance  during  its  last  fiscal
You may also  obtain  information  about  year.
the fund,  including  the  Statement  of
Additional Information,  by visiting the  Statement of Additional Information
SEC's   Public    Reference    Room   in
Washington, DC. Information on the The Statement of Additional Informa-operation of the Public Reference Room tion provides more details about the may be obtained by calling the SEC at fund and its policies. A current 1-202-942-8090. Copies of reports and Statement of Additional Information is other information about the fund may be on file with the SEC and is incorpo-obtained by paying a duplicating fee and rated by reference into and is legally sending your request and fee to the a part of this prospectus.
SEC's    Public    Reference    Section,
                                          SEC file number: 811-8873

                                          American Fidelity
                                          Dual Strategy Fund, Inc.(R)

                                TABLE OF CONTENTS
                     of Statement of Additional Information

Introduction........................................................1
Investment goals and policies.......................................1
Management..........................................................4
Investment advisory and other services..............................5
Portfolio transactions..............................................7
Capital stock.......................................................8
Federal tax matters.................................................9
Underwriter........................................................11
Performance data...................................................11
Custodian, independent accountants and counsel.....................13
Financial statements...............................................13


AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)



STATEMENT OF ADDITIONAL INFORMATION
May 1, 2002


                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2002


     This Statement of Additional Information is not a prospectus, but it relates to the Prospectus of American Fidelity Dual Strategy Fund, Inc.(R) dated May 1, 2002. You may get a free copy of the Prospectus or Dual Strategy Fund's most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.


     write to us at:               call us at:             e-mail us at:
     P.O. Box 25520              (800) 662-1106       va.help@af-group.com
Oklahoma City, OK 73125-0520




                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 2002



                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----

Introduction.........................................................1
Investment goals and policies........................................1
Management...........................................................4
Investment advisory and other services...............................5
Portfolio transactions...............................................7
Capital stock........................................................8
Federal tax matters..................................................9
Underwriter.........................................................11
Performance data....................................................12
Custodian, independent accountants and counsel......................13
Financial statements................................................13

                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc.(R) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as "Separate Account A." Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

     Shares of Dual Strategy Fund are offered only to variable annuity separate accounts established by insurance companies to fund variable annuity contracts.

     American Fidelity Assurance Company serves as Dual Strategy Fund's investment adviser. American Fidelity Assurance Company has engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. to serve as sub-advisers to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

                          INVESTMENT GOALS AND POLICIES

Investment Goals

     Dual Strategy Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

Fund Policies

     Dual Strategy Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of Dual Strategy Fund, which, as used in this Statement of Additional Information and the Prospectus, and under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

     (1) Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

     (2) Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

     (3) Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

     (4) Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

     (5) Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

     (6) Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

     (7) Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

     (8) Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     (9) Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

     (10) Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

     (11) Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

     (12) Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     (13) Dual Strategy Fund will not effect the short sales of securities.

     (14) Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (15) Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

     (16) Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depositary Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

     Dual  Strategy   Fund  has  also  adopted  the  following   non-fundamental
investment policies:

     (1) Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

          o    $150,000,000 or more in assets,

          o    Operational for at least 10 years, and

          o    $50,000,000 or more in stockholders' equity.

     (2) Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

     (3)  Dual   Strategy   Fund   will  not   invest  in  the   securities   of
tobacco-producing companies.

Temporary Investments

     A sub-adviser may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

                                   MANAGEMENT

Directors and Officers

     Information about each director and officer of Dual Strategy Fund is set forth below. Dual Strategy Fund's Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including the establishment and supervision of Dual Strategy Fund's investment goals and policies, reviewing and approving Dual Strategy Fund's contracts and other arrangements, and monitoring Dual Strategy Fund's performance and operations. The officers of Dual Strategy Fund supervise daily business operations.


                                     Position(s) Held with
                                     Fund; Length of Time          Principal Occupation(s)
Name, Address and Age(1)             Served                        During Past 5 Years/
                                                                   Other Directorships
------------------------             -----                         -------------------
Interested Directors(2)

John W. Rex, 68                      Chairman of the Board         Director (1982 to present), President
2000 N. Classen Boulevard            and President - 4 years(3)(4) (1992 to present), Chief Operating Officer
Oklahoma City, OK 73106                                            (1992 to 2001) and Treasurer
                                                                   (1972 to 1995) of American Fidelity Assurance
                                                                   Company; Director (1982 to present), Executive Vice
                                                                   President (1990 to present) and
                                                                   Treasurer (1972 to 1995) of American
                                                                   Fidelity Corporation

Daniel D. Adams, Jr., 59             Director and                  Vice President and Investment Officer of
5101 N. Classen,                     Secretary - 4 years(3)(4)     American Fidelity Assurance Company and
Suite 610                                                          American Fidelity Corporation
Oklahoma City, OK 73118

Other Directors

Jean G. Gumerson, 79                 Director - 4 years(3)(4)      President and Chief Executive Officer,
711 Stanton L. Young Blvd.,                                        Presbyterian Health Foundation
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 40                  Director - 4 years(3)(4)      President and Chief Operating Officer (1995 to
P.O. Box 26210                                                     present), Vice President-- Real Estate and
Oklahoma City, OK 73126                                            Development (1990 to 1995) of Love's Travel
                                                                   Stops & Country Stores, Inc.; Director,
                                                                   Affiliated Food Stores, Inc.

J. Dean Robertson, D.D.S., M.Ed., 84 Director - 4 years(3)(4)      Private practice in pediatric dentistry;
5222 North Portland                                                Professor Emeritus, University of Oklahoma,
Oklahoma City, OK 73112                                            College of Dentistry

G. Rainey Williams, Jr., 41          Director - 4 years(3)(4)      President and Chief Operating Officer, Marco
6301 N. Western                                                    Holding Corporation (1999); Managing Partner,
Suite 200                                                          Marco Investment Company A Limited Partnership
Oklahoma City, OK 73118                                            (1988 to 1998).

----------------------

(1)  As of May 1, 2002.

(2) "Interested person" of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.

(3) Officer and/or member of Dual Strategy Fund Board of Directors since the Fund's establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.

(4) Pursuant to Dual Strategy Fund's Bylaws and the General Corporation Law of Maryland, the Fund's directors may serve without re-election until a majority of the Board's members serve by appointment, or otherwise are not elected by the Fund's shareholders.

     Dual Strategy Fund's Board of Directors has established the following standing committees:

Audit Committee                           Investment Committee
---------------                           --------------------
Members:                                  Members:
  Jean G. Gumerson                          Daniel D. Adams, Jr.
  G. Rainey Williams                        John W. Rex

The  Audit  Committee's  function is to   The Investment Committee's function is
consider  and   recommend   independent   to   generally   oversee    investment
auditors, review significant accounting   activity  of  the Fund and make policy
policies    and    annual     financial   decisions    concerning     investment
statements,  and  review   and     make   objectives.
recommendations    regarding   internal
controls    and   financial   reporting
practices.

This committee met 1 time in 2001.        This committee met 15 times in 2001.

     No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Dual Strategy Fund's officers receive compensation from American Fidelity Assurance Company. Members of Dual Strategy Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive a fee of $750 from American Fidelity Assurance Company for each Dual Strategy Fund board meeting attended. Members of the Audit Committee receive $500 for each committee meeting attended.

Control Persons

     A shareholder that owns more than 25% of Dual Strategy Fund's voting securities may be deemed to be a "control person," as defined in the Investment Company Act of 1940, of Dual Strategy Fund. American Fidelity Assurance Company is the sole shareholder of record of Dual Strategy Fund. The only person known by Dual Strategy Fund to own beneficially 5% or more of its shares is American Fidelity Companies Employee Savings Plan Trust (5.46% as of April 4, 2001). The Trust's address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The only officers or directors of Dual Strategy Fund who beneficially own shares of Dual Strategy Fund are Messrs. Rex and Adams. They are participants in the Trust and therefore beneficially own Dual Strategy Fund shares. Their beneficial ownership percentage, together, as of April 4, 2001, was less than one percent.

     As required by rules of the Securities and Exchange Commission, following is the dollar range of Dual Strategy Fund equity securities beneficially owned by the directors of the Fund: Daniel D. Adams, Jr. - $10,001 to $50,000; Jean G. Gumerson - $0; Gregory M. Love - $0; John W. Rex - over $100,000; J. Dean Robertson - $0; G. Rainey Williams, Jr. - $0.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Dual Strategy Fund's Management."

Investment Adviser

     American Fidelity Assurance Company provides management services and serves as the investment adviser to Dual Strategy Fund pursuant to a Management and Investment Advisory Agreement. Under the Management Agreement, American Fidelity Assurance Company assumes overall responsibility, subject to the supervision of the Board of Directors of Dual Strategy Fund, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund's portfolio by the sub-advisers on an ongoing basis. American Fidelity Assurance Company provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund's operations. American Fidelity Assurance Company is also responsible for overseeing Dual Strategy Fund's compliance with the requirements of applicable law and conformity with Dual Strategy Fund's investment goals and policies, including oversight of the sub-advisers.

     For its services to Dual Strategy Fund, American Fidelity Assurance Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of Dual Strategy Fund. American Fidelity Assurance Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

     American Fidelity Assurance Company received investment and management fees from Dual Strategy Fund of $1,024,035, $1,142,927 and $1,067,506 in 1999, 2000
and 2001, respectively.

     The Management and Investment Advisory Agreement was approved for Dual Strategy Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on September 18, 1998 and by Dual Strategy Fund's sole shareholder on December 22, 1998. The Management Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The  Board  of  Directors   approved   the   Management   Agreement   after
consideration of the following factors:

     o    Dual Strategy Fund's investment performance;

     o the nature and quality of the services performed for the Fund pursuant to the agreement, including the adequacy of American Fidelity Assurance Company's staff, systems, resources and supervision of sub-advisers;

     o the advisory fees paid and proposed to be paid pursuant to the agreement compared to fees paid to investment advisors of other funds; and

     o the expenses American Fidelity Assurance Company will assume on behalf of the Fund.

     In approving the continuance of the Management Agreement, the Board periodically considers (1) comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund, (2) the scope of American Fidelity Assurance Company's management activities, and (3) the nature and quality of the services provided pursuant to the agreement, including the adequacy of staffing, systems and other resources that provide assurances of continued high quality service.

     The Management Agreement is terminable without penalty, on 60 days' notice, by Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares. American Fidelity Assurance Company may not terminate the Management Agreement without the approval of a new investment advisory agreement by a majority of Dual Strategy Fund's shares. The Management Agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

     American Fidelity Corporation is the parent of American Fidelity Assurance Company. American Fidelity Corporation is controlled by Cameron Enterprises, A Limited Partnership, a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

Sub-Advisers

     American Fidelity Assurance Company has contracted with Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. to provide day-to-day portfolio investment management services to Dual Strategy Fund. The sub-advisers' fees are paid by American Fidelity Assurance Company. Lawrence Kelly receives an annual fee of 0.30% of Dual Strategy Fund's assets under its management. The annual fee paid to Todd Investment on those Dual Strategy Fund assets under its management which exceed $100 million is 0.30%; otherwise, the fee is 0.38%. The sub-advisers' fees are payable quarterly and are calculated on the value of Dual Strategy Fund assets on the last trading day of each calendar quarter.

     Lawrence Kelly and Todd Investment served as investment sub-advisers to Variable Annuity Fund A, Dual Strategy Fund's predecessor, from October 1995 to December 31, 1998 when they became sub-advisers to Dual Strategy Fund. In 1999, 2000 and 2001, American Fidelity Assurance Company paid Lawrence Kelly $325,680, $352,605 and $284,240, respectively, and Todd Investment $387,625, $434,772 and $417,442, respectively.

     The Investment Sub-Advisory Agreement for each of the sub-advisers was approved for Dual Strategy Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the Investment Company Act of 1940, on September 18, 1998 and by the sole shareholder of Dual Strategy Fund on December 22, 1998. An amendment to the Todd Investment agreement lowering the fee on assets exceeding $100 million was approved by Dual Strategy Fund's Board of Directors on March 30, 2001.

     The sub-advisers' agreements have been approved for continuance after consideration of:

     o comparative data as to investment performance, advisory fees and other fees, including fee and expense ratios of funds similar to Dual Strategy Fund;

     o    the scope of the sub-adviser's portfolio management activities; and

     o the nature and quality of services provided, including adequacy of staffing, systems and other resources that provide assurances that the sub-adviser will continue to furnish high quality services to the Fund.

     Each agreement will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each agreement is terminable without penalty, on 30 days notice, by American Fidelity Assurance Company, Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares or, upon 30 days notice, by the sub-adviser. Each sub-adviser's agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

     Lawrence W. Kelly and his wife, Janice M. Kelly, are the principal shareholders of Lawrence Kelly & Associates, each holding 48.8% of its outstanding stock. Todd Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Financial Group.

Code of Ethics

     Dual Strategy Fund and its investment adviser, American Fidelity Assurance Company, and principal underwriter, American Fidelity Securities, Inc., each adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Dual Strategy Fund's sub-advisers have also adopted codes of ethics. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes are subject to certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

                             PORTFOLIO TRANSACTIONS

     Each of the sub-advisers is responsible for decisions to buy and sell securities for Dual Strategy Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Dual Strategy Fund securities under its management. Neither sub-adviser nor any of their respective affiliates may act as a broker for Dual Strategy Fund securities transactions.

     In selecting a broker to execute portfolio transactions, Lawrence Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Lawrence Kelly's clients, including clients which have not paid commissions to the broker providing the research. As a result, Lawrence Kelly may cause clients to pay a broker which provides research services to Lawrence Kelly a higher brokerage commission than would have been charged by another broker that was not providing such services. Lawrence Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Lawrence Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker that was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     In 1999, 2000 and 2001, Dual Strategy Fund paid brokerage commissions of $177,452, $131,084 and $142,679, respectively.

                                  CAPITAL STOCK

     Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund's stock and, upon liquidation or dissolution, in Dual Strategy Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                               FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Distributions and Taxes."

     The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

     Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the fund qualifies as a regulated investment company, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.

     To qualify as a regulated investment company under the Code for a taxable year, the fund must (i) be registered under the Investment Company Act of 1940 at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below), (iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

     To be treated as a regulated investment company under the Code for a taxable year, the fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

     This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

     The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

     To qualify as a regulated investment company under the Code, the fund must file with its federal income tax return an election to be a regulated investment company. The fund intends to file such an election with its federal income tax return for the tax year ended December 31, 2001 and intends to maintain such election for future tax years.

Sources of Gross Income

     To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

     To qualify as a regulated investment company under the Code for a taxable year, the fund must have:

     (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses.

Distribution of Dividends

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt income.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

State Income Tax Status

     The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the fund is not liable for any income or franchise tax in the State of Maryland if the fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

     For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.

                                   UNDERWRITER

     Dual Strategy Fund's shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company. American Fidelity Securities is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A and American Fidelity Separate Account B. American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A and American Fidelity Separate Account B.

                                PERFORMANCE DATA

     The following  information  supplements  and should be read in  conjunction
with  the  section  in  Dual  Strategy   Fund's   Prospectus   captioned   "Past
Performance."

     From time to time, Dual Strategy Fund may include quotations of its performance in advertisements, shareholder reports or sales literature, if accompanied by the performance of your separate account.

     Dual Strategy Fund's total return for the twelve months ended December 31, 2001 was -11.33%, and the average annual total returns over the one, five and ten year periods ended December 31, 2001 were -11.33%, 11.35% and 12.07%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

    P(1+T)**n=ERV

    Where:

         P        =  a hypothetical initial investment of $1,000

         T        =  average annual total return

         n        =  number of years

         **       =  to the power of

         ERV      =  ending redeemable value of a hypothetical $1,000
                     investment made at the beginning of the one, five or ten-year period at the end of the one, five and ten-year periods.

     Any  performance   data  quoted  for  Dual  Strategy  Fund  will  represent
historical performance and should not be considered representative of the performance of Dual Strategy Fund in the future. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

     As the successor to Variable Annuity Fund A, Dual Strategy Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to January 1, 1999. In computing returns for these periods, Dual Strategy Fund deducts only the type of charge currently imposed by Dual Strategy Fund (i.e., the management and investment advisory fee). Dual Strategy Fund's performance data, both before January 1, 1999 and from that date forward, do not reflect any sales, insurance or other charges imposed under the annuity contracts supported by Dual Strategy Fund. These factors and possible differences in the methods used to calculate average annual total return should be considered when comparing the returns of Dual Strategy Fund to returns published for other investment companies or other investment vehicles.

     In communicating with current or prospective shareholders, Dual Strategy Fund may also compare its performance to the performance of:

o    other mutual funds tracked by mutual fund rating services;

o    various indices; and

o    investments for which reliable performance data are available.

     The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for commissions or administrative and management costs. The performance of Dual Strategy Fund may be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Evaluations of Dual Strategy Fund's performance made by independent sources may also be used in advertisements concerning Dual Strategy Fund.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

     InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118, holds cash, securities and other assets of Dual Strategy Fund as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust, N.A., which is an indirect subsidiary of American Fidelity Corporation, holds Dual Strategy Fund's portfolio securities and keeps all necessary accounts and records. As compensation for its services as custodian, InvesTrust receives a monthly fee of $3.00 for each depository-eligible issue ($5.00 for each non-eligible issue), transaction fees ranging from $8.00 to $15.00 per transaction for depository-eligible issues ($25.00 for physical issues), and a $15.00 fee for each wire transfer.

     This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as independent public accountants for Dual Strategy Fund.

     McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Dual Strategy Fund.

                          Independent Auditors' Report



Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP

Oklahoma City, Oklahoma
January 18, 2002

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                       Statement of Assets and Liabilities

                               December 31, 2001


Cash                                                              $     120,967
Investments, at market value (cost $196,197,316)                    208,666,939
Accrued interest and dividends                                          226,593
                                                                  -------------
           Total assets                                             209,014,499
Total liabilities                                                            --
                                                                  -------------
           Net assets                                             $ 209,014,499
                                                                  =============

Composition of net assets:
     Net capital paid in on shares of capital stock               $ 205,763,647
     Undistributed net investment income                              1,284,455
     Accumulated net realized losses                                (10,503,226)
     Unrealized appreciation on investments                          12,469,623
                                                                  -------------
           Net assets (equivalent to $10.259 per share based on
              20,374,177 shares of capital stock outstanding)     $ 209,014,499
                                                                  =============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                            Statement of Operations

                          Year ended December 31, 2001


Investment income:
     Income:
        Dividends (net of foreign taxes paid of $20,534)          $   3,014,246
        Interest                                                        203,122
                                                                  -------------
                                                                      3,217,368

     Expenses:
        Investment advisory fees (note 2)                             1,067,506
                                                                  -------------
           Net investment income                                      2,149,862
                                                                  -------------

Realized losses on investments:
     Proceeds from sales                                            112,918,601
     Cost of securities sold                                        118,429,468
                                                                  -------------
           Net realized losses on investments                        (5,510,867)
                                                                  -------------

Unrealized appreciation on investments:
     End of year                                                     12,469,623
     Beginning of year                                               35,736,972
                                                                  -------------
           Decrease in unrealized appreciation on investments       (23,267,349)
                                                                  -------------
           Net decrease in net assets resulting
              from operations                                     $ (26,628,354)
                                                                  =============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                       Statements of Changes in Net Assets

                     Years ended December 31, 2001 and 2000


                                                                          2001                2000
                                                                     ---------------      -------------
Increase in net assets from operations:
    Net investment income                                            $    2,149,862         2,185,637
    Net realized losses on investments                                   (5,510,867)       (4,945,372)
    (Decrease) increase in unrealized appreciation on investments       (23,267,349)        3,673,598
                                                                     ---------------      -------------
             Net (decrease) increase in net assets resulting
                from operations                                         (26,628,354)          913,863
                                                                     ---------------      -------------

Distributions to shareholders (note 3):
    Investment income                                                    (2,500,000)       (2,500,000)
    Long-term capital gains                                                      --        (1,000,000)
                                                                     ---------------      -------------
             Total distributions to shareholders                         (2,500,000)       (3,500,000)
                                                                     ---------------      -------------

Changes from capital stock transactions (note 4)                          4,664,466         6,811,112
                                                                     ---------------      -------------
             (Decrease) increase in net assets                          (24,463,888)        4,224,975

Net assets:

    Beginning of year                                                   233,478,387       229,253,412
                                                                     ---------------      -------------
    End of year                                                       $ 209,014,499       233,478,387
                                                                     ===============      =============
Undistributed net investment income                                   $   1,284,455         1,697,758
                                                                     ===============      =============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                              Financial Highlights

                                                                   2001             2000           1999
                                                             -------------     -----------     -----------
Net investment income                                        $      0.1070          0.1114          0.1062
Net realized and unrealized gains (losses) from securities         (1.4366)        (0.0671)         1.7406
Distributions - investment income                                  (0.1244)        (0.1274)              -
Distributions - capital gains                                            -         (0.0509)              -
                                                             -------------     -----------     -----------
Net (decrease) increase in net asset unit value                    (1.4540)        (0.1340)         1.8468
Net asset unit value, beginning of period                          11.7128         11.8468         10.0000
                                                             -------------     -----------     -----------
       Net asset unit value, end of period                   $     10.2588         11.7128         11.8468
                                                             =============     ===========     ===========
Net assets outstanding, end of period                        $ 209,014,499     233,478,387     229,253,412
                                                             =============     ===========     ===========
Ratios:
    Ratio of expenses to average net assets                        0.5000%         0.5000%         0.5000%
    Ratio of net investment income to average net assets           1.0030%         0.9533%         0.9840%
    Portfolio turnover rate                                          53.9%           33.3%           37.5%
    Total return (1)                                                (11.3%)           0.4%           18.5%

See accompanying notes to financial statements.

(1)  Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001

                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------
Building materials and gardening supplies:
     Home Depot, Inc.                                           40,000       $  2,040,400
     Lowes Companies                                            45,000          2,088,450
                                                                             -------------
                                                                                4,128,850         1.97%
                                                                             -------------
Business services:
     Automatic Data Processing, Inc                             68,000          4,005,200
     Computer Sciences Corp. *                                  43,000          2,106,140
     SunGard Data Systems, Inc. *                               90,000          2,603,700
     Microsoft Corporation *                                   138,000          9,142,500
                                                                             -------------
                                                                               17,857,540         8.54%
                                                                             -------------
Chemicals and allied products:
     Amgen, Inc.                                                43,500          2,455,140
     Avery Dennison Corporation                                 30,800          1,741,124
     Bristol-Myers Squibb Company                               41,000          2,091,000
     Dow Chemical Company                                       49,000          1,655,220
     Biovail Corporation *                                      81,700          4,595,625
     Elan Corporation PLC-ADR* **                               62,000          2,793,720
     Merck & Company, Inc.                                      23,400          1,375,920
     Pfizer, Inc.                                              128,300          5,112,755
     Pharmacia Corporation                                      46,000          1,961,900
     Schering-Plough Corporation                                63,000          2,256,030
                                                                             -------------
                                                                               26,038,434        12.46%
                                                                             -------------
Communications:
     Verizon Communications, Inc.                               74,248          3,523,810
     Amdocs, Ltd * **                                           78,900          2,680,233
     Sprint PCS                                                 34,600            694,768
     SBC Communications, Inc.                                   59,182          2,318,159
     Vodafone Group PLC ADR **                                 109,800          2,819,664
                                                                             -------------
                                                                               12,036,634         5.76%
                                                                             -------------
Computer programming and software:
     Oracle Corporation *                                       94,000          1,298,140
                                                                             -------------
                                                                                1,298,140         0.62%
                                                                             -------------

                                                                                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001



                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------
Depository institutions:
     Bank of America Corporation                                62,032       $  3,904,915
     PNC Financial Services Group                               18,000          1,011,600
     FleetBoston Financial Corporation                          40,000          1,460,000
     Citigroup, Inc.                                            60,000          3,028,800
     J.P. Morgan Chase & Company                                41,700          1,515,795
     Wachovia Corporation                                       56,000          1,756,160
                                                                             -------------
                                                                               12,677,270         6.06%
                                                                             -------------
Drugs, proprietaries, and sundries:
     McKesson Corporation                                       43,000          1,608,200
                                                                             -------------
                                                                                1,608,200         0.77%
                                                                             -------------
Eating and drinking places:
     McDonald's Corporation                                     40,000          1,058,800
                                                                             -------------
                                                                                1,058,800         0.51%
                                                                             -------------
Electric, gas, sanitary service:
     Duke Energy Corporation                                    38,000          2,905,240
     El Paso Corporation                                        33,360          1,488,190
     Xcel Energy, Inc.                                          45,000          1,248,300
     Keyspan Corporation                                        15,000            519,750
     TECO Energy, Inc.                                          55,500          1,456,320
                                                                             -------------
                                                                                7,617,800         3.64%
                                                                             -------------
Electric and other electric equipment:
     Emerson Electric Company                                   38,000          2,169,800
     General Electric Company                                  191,800          7,687,344
     Intel Corporation                                         136,000          4,277,200
     Koninklijke Philips Electronic                            125,400          3,650,394
     Flextronics International Ltd*                             48,000          1,151,520
                                                                             -------------
                                                                               18,936,258         9.06%
                                                                             -------------
Fabricated metal products:
     Lockheed Martin Corporation                                30,000          1,400,100
                                                                             -------------
                                                                                1,400,100         0.67%
                                                                             -------------
                                                                                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001


                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------
Food and kindred products:
     Anheuser-Busch Companies, Inc.                             59,000       $  2,667,390
     The Coca-Cola Company                                      55,000          2,593,250
     PepsiCo, Inc.                                              72,300          3,520,287
                                                                             -------------
                                                                                8,780,927         4.20%
                                                                             -------------
General merchandise:
     Target Corporation                                         92,000          3,776,600
                                                                             -------------
                                                                                3,776,600         1.81%
                                                                             -------------
Holding and other investment offices:
     Archstone Smith Trust                                      40,000          1,052,000
     Duke-Weeks Realty Corporation                              30,000            729,900
     Equity Office Trust                                        35,900          1,079,872
     First Industrial Realty Trust                              35,000          1,088,500
     Mack-Cali Realty Corporation                               31,400            974,028
     Simon Property Group, Inc.                                 48,000          1,407,840
                                                                             -------------
                                                                                6,332,140         3.03%
                                                                             -------------
Home furniture and equipment store:
     Bed, Bath & Beyond *                                      107,100          3,630,690
                                                                             -------------
                                                                                3,630,690         1.74%
                                                                             -------------
Industrial machinery and equipment:
     Applied Materials, Inc. *                                  26,000          1,042,600
     Cisco Systems, Inc. *                                     202,000          3,658,220
     Dell Computer Corporation                                  74,000          2,011,320
     IBM Corporation                                            18,000          2,177,280
     United Technologies Corporation                            35,000          2,262,050
                                                                             -------------
                                                                               11,151,470         5.33%
                                                                             -------------
Instruments and related products:
     Medtronic, Inc.                                            42,000          2,150,820
                                                                             -------------
                                                                                2,150,820         1.03%
                                                                             -------------
                                                                                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001


                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------
Insurance carriers:
     AFLAC, Inc.                                               127,600       $  3,133,856
     American Int'l Group, Inc.                                 45,843          3,639,934
     MGIC Investment Corporation                                43,000          2,653,960
     Wellpoint Health Networks, Inc*                            17,000          1,986,450
                                                                             -------------
                                                                               11,414,200         5.46%
                                                                             -------------
Miscellaneous manufacturing industries:
     Tyco International, Ltd. **                                79,700          4,694,330
                                                                             -------------
                                                                                4,694,330         2.25%
                                                                             -------------
Miscellaneous retail:
     Costco Wholesale Corporation                               97,800          4,340,364
                                                                             -------------
                                                                                4,340,364         2.08%
                                                                             -------------
Motion pictures:
     Disney (Walt) Company                                     134,000          2,776,480
                                                                             -------------
                                                                                2,776,480         1.33%
                                                                             -------------
Nondepository institutions:
     FNMA                                                       40,400          3,211,800
     Household International, Inc.                              31,000          1,796,140
     MBNA Corporation                                           97,750          3,440,800
                                                                             -------------
                                                                                8,448,740         4.04%
                                                                             -------------
Nondurable goods - wholesale:
     Safeway, Inc. *                                           113,200          4,726,100
     Cardinal Health, Inc.                                      86,000          5,560,760
                                                                             -------------
                                                                               10,286,860         4.92%
                                                                             -------------
Oil and gas extraction:
     Schlumberger LTD.                                           8,400            461,580
                                                                             -------------
                                                                                  461,580         0.22%
                                                                             -------------
                                                                                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001



                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------
Paper and allied products:
     Kimberly-Clark Corporation                                 68,000       $  4,066,400
                                                                             -------------
                                                                                4,066,400         1.94%
                                                                             -------------
Personal services:
     H&R Block, Inc.                                            78,600          3,513,420
                                                                             -------------
                                                                                3,513,420         1.68%
                                                                             -------------
Petroleum refining and related industries:
     BP (US) PLC **                                             80,320          3,735,683
     ChevronTexaco                                              22,792          2,042,391
     Conoco, Inc.- Class B                                      46,688          1,321,270
     Kerr-McGee Corporation                                     31,400          1,720,720
     Phillips Petroleum                                         42,000          2,530,920
                                                                             -------------
                                                                               11,350,984         5.43%
                                                                             -------------
Primary metal industries:
     Engelhard Corporation                                      58,000          1,605,440
                                                                             -------------
                                                                                1,605,440         0.77%
                                                                             -------------
Transportation by air:
     Delta Air Lines, Inc.                                      14,000            409,640
                                                                             -------------
                                                                                  409,640         0.20%
                                                                             -------------
Transportation equipment:
     Ford Motor Company                                         34,000            534,480
                                                                             -------------
                                                                                  534,480         0.26%
                                                             ------------    -------------  -----------------
          Total common stocks
             (cost $191,913,968)                             4,960,415        204,383,591        97.78%
                                                             ------------    -------------  -----------------

Short-term investments:
     AIM Funds (1.87% at December 31, 2001)                  4,283,348          4,283,348
                                                                             -------------
          Total short-term investments                                          4,283,348         2.05%
                                                                             -------------  -----------------
                                                                                                  (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 2001


                                                                                       Market value
                                                                             --------------------------------
                                                               Shares or                         Percentage
                                                               principal                           of net
Common stock:                                                   amount              Amount         assets
                                                             ------------    --------------------------------

          Total investments (cost $196,197,316)                              $208,666,939        99.83%
Other assets and liabilities, net                                                 347,560         0.17%
                                                                             -------------  -----------------
          Total net assets                                                   $209,014,499       100.00%
                                                                             =============  =================


*    Presently not producing dividend income
**   Foreign investments

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31, 2001



(1)  Summary of Significant Accounting Policies

       (a)     General

               American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

               The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

               Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

       (b)     Investments

               Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

               The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

               Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

               Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

               The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

               In 2001, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $119,215,653 and $112,918,601, respectively.

               At December 31, 2001, the cost basis of investments for financial reporting purposes was materially consistent with the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 2001 were $27,704,974 and ($15,235,351), respectively.

       (c)     Income Taxes

               Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

               At December 31, 2001 the Fund had capital loss carryovers of $2,644,807 expiring in 2008 and $2,347,556 expiring in 2009.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $63,165 and accumulated net realized losses has been increased by $63,165.

       (d)     Use of Estimates

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

       (e)     Distributions to Shareholders

               Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions with Affiliates

     The Fund receives advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2001, a distribution of $0.125 per share was declared for ordinary income, which amounted to $2,500,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2001, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                         Shares                              Amount
                                             -------------------------------    ----------------------------------
                                                 2001              2000              2001               2000
                                             --------------    -------------    ---------------    ---------------
Shares sold                                       938,874         1,102,404     $   9,987,762         12,824,575
Shares issued in reinvestment of
    dividends and distributions                   248,188           295,683         2,500,000          3,500,000
                                             --------------    -------------    ---------------    ---------------
                                                1,187,062         1,398,087        12,487,762         16,324,575

Shares redeemed                                  (746,442)         (816,046)       (7,823,296)        (9,513,463)
                                             --------------    -------------    ---------------    ---------------
    Increase in net assets derived from
      capital stock transactions                  440,620           582,041     $   4,664,466          6,811,112
                                             ==============    =============    ===============    ===============

                                     PART C

                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

Exhibit
Number

a Articles of Incorporation of Registrant. Incorporated herein by reference to Exhibit 1 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

b Bylaws of Registrant. Incorporated herein by reference to Exhibit 2 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

d.1 Management and Investment Advisory Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated herein by reference to Exhibit 5.1 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.2 Investment Sub-Advisory Agreement dated December 8, 1998 between American Fidelity Assurance Company and Lawrence W. Kelly & Associates, Inc. Incorporated herein by reference to Exhibit 5.2 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.3 Investment Sub-Advisory Agreement dated April 8, 1999 between American Fidelity Assurance Company and Todd Investment Advisors, Inc. Incorporated herein by reference to Exhibit A to Registrant's definitive proxy statement filed on April 9, 1999.

d.4 First Amendment to Investment Sub-Advisory Agreement, dated March 30, 2001, between American Fidelity Assurance Company and Todd Investment Advisors, Inc. Incorporated herein by reference to Exhibit d.4 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

e Underwriter's Agreement between Registrant and American Fidelity Securities, Inc., effective January 1, 1999. Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

g.1 Corporate Custodial Agreement dated September 30, 1998 between Registrant and InvesTrust, N.A. Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

g.2 Schedule of remuneration for Corporate Custodial Agreement. Incorporated herein by reference to Exhibit g.1 to Registrant's registration statement filed on February 18, 1999.

h.1 Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated herein by reference to
     Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

h.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Registrant and American Fidelity Assurance Company. Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

i*   Opinion and Consent of Counsel.

j*   Consent of Independent Auditors.

p.1 Code of Ethics of the Registrant. Incorporated herein by reference to Exhibit p.1 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.2 Code of Ethics of Registrant's principal underwriter, American Fidelity Securities, Inc. Incorporated herein by reference to Exhibit p.2 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on April 28, 2000.

p.3  Code of  Ethics  of  Registrant's  investment  adviser,  American  Fidelity
     Assurance Company. Incorporated herein by reference to Exhibit p.3 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N1-A filed on April 28, 2000.

p.4 Code of Ethics of Registrant's sub-adviser, Lawrence W. Kelly & Associates, Inc. Incorporated herein by reference to Exhibit p.4 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

p.5 Code of Ethics of Registrant's sub-adviser, Todd Investment Advisors, Inc. Incorporated herein by reference to Exhibit p.5 to Post-Effective Amendment No. 6 to Registrant's registration statement on Form N-1A filed on April 30, 2001.

99*  Organization chart of American Fidelity Assurance Company.

------------
*  Filed herewith.

ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed herewith as Exhibit 99 shows the affiliated entities.

ITEM 25 -- INDEMNIFICATION

Article Eighth, Section 2 of Dual Strategy Fund's Articles of Incorporation provides as follows:

     The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

     The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

     1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

     6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal         Positions and Offices
Business Address*          with the Company          Other Affiliations
-----------------          ----------------          ------------------
Lynda L. Cameron           Director                  President, Cameron Equestrian Centers,
                                                     Inc.
                                                     2000 N. Classen Boulevard
                                                     Oklahoma City, OK 73106

William M. Cameron         Chairman and Chief        Chairman, President and Chief
                           Executive Officer,        Executive Officer (January 1998 to
                           Director                  present); Vice Chairman and Senior
                                                     Vice President (prior to 1998),
                                                     American Fidelity Corporation;
                                                     Director, ASC Holding, L.L.C.;
                                                     Chairman, First Fidelity Bank, N.A.
                                                     and First Fidelity BanCorp, Inc.
                                                     5101 N. Classen, Suite 500
                                                     Oklahoma City, OK 73118

David R. Carpenter         Executive Vice President, Senior Vice President, American
                           Treasurer                 Fidelity Corporation; Chairman,
                                                     President, Chief Executive Officer,
                                                     Treasurer, and Chief Financial
                                                     Officer, American Fidelity Securities,
                                                     Inc.; Senior Vice President, American
                                                     Fidelity Dual Strategy Fund, Inc.

William E. Durrett         Senior Chairman of the    Senior Chairman of the Board (January 1998
                           Board, Director           to present); Chairman, President and
                                                     Chief Executive Officer
                                                     (prior to 1998), American Fidelity
                                                     Corporation; Director,
                                                     Bank Oklahoma Financial Corporation
                                                     Bank Oklahoma Tower
                                                     P. O. Box 2300
                                                     Tulsa, OK 74192;
                                                     Director,
                                                     Integris Health, Inc.
                                                     3366 N.W. Expressway
                                                     Oklahoma City, OK 73112;
                                                     Director,
                                                     OGE Energy Corporation
                                                     P. O. Box 321
                                                     Oklahoma City, OK  73101

Charles R. Eitel           Director                  Chairman, Chief Executive Officer and
                                                     Director, Simmons Company
                                                     One Concourse Parkway, Suite 600
                                                     Atlanta, GA  30328

Theodore M. Elam           Director                  Vice President and Shareholder,
                                                     McAfee & Taft A Professional
                                                     Corporation
                                                     Two Leadership Square, Tenth Floor
                                                     211 North Robinson
                                                     Oklahoma City, OK  73102

Stephen P. Garrett         Senior Vice President,    Senior Vice President and
                           Secretary                 Secretary, American Fidelity
                                                     Corporation

William A. Hagstrom        Director                  Chairman and Chief Executive Officer,
                                                     Inovean Corporation
                                                     800 North Research Parkway
                                                     Oklahoma City, OK 73104

Kenneth D. Klehm           Senior Vice President     Senior Vice President,
                                                     Treasurer, Controller and Chief
                                                     Financial Officer, American Fidelity
                                                     Corporation; Senior Vice President,
                                                     American Fidelity Dual Strategy Fund,
                                                     Inc.; Director, ASC Holdings, L.L.C.,
                                                     Director, ASC Holding, L.L.C.;
                                                     Director, First Fidelity Bank and
                                                     First Fidelity BanCorp, Inc.
                                                     5101 N. Classen, Suite 500
                                                     Oklahoma City, OK  73118

Alfred L. Litchenburg      Executive Vice President

David R. Lopez             Director

Paula Marshall-Chapman     Director                  Chief Executive Officer,
                                                     The Bama Companies, Inc.
                                                     2745 East 11th Street
                                                     Tulsa, OK  74104;
                                                     Director,
                                                     Public Service Company
                                                     212 East 6th Street
                                                     Tulsa, OK  74119

John W. Rex                President, Director       Executive Vice President and
                                                     Director, American Fidelity
                                                     Corporation

Galen P. Robbins, M.D.     Director                  Physician and, prior to 1998,
                                                     Director, Cardiovascular Clinic
                                                     11901 Quail Creek Road
                                                     Oklahoma City, OK 73120

------------

*  Principal  business  address is 2000 N.  Classen  Boulevard,  Oklahoma  City,
Oklahoma  73106  or,  if   applicable,   the  address  set  forth  under  "Other
Affiliations."

     The officers and directors of Lawrence W. Kelly & Associates, Inc., and the positions they have held since January 1, 1998 or earlier are as follows:

    Name                  Positions with Sub-Adviser and Other Affiliations
    ----                  -------------------------------------------------

Lawrence W. Kelly         Director, Chairman, Chief Executive Officer, Treasurer

Nicholas J. Welsh         Executive Vice President

H. James Darcey           Executive Vice President

Maria Alejandra Tescher   Executive Vice President - Senior Trader & Operations
                          Manager

Janice M. Kelly           Vice President (1998 - Present);
                          Director, Secretary

Scott M. Kelly            Vice President (1998 - Present);
                          Portfolio Manager, Capital Consultants, Inc. (1997 -
                          1998)

     Todd Investment Advisors, Inc. is managed by the following persons, who have held the positions indicated since January 1, 1998 or earlier:

  Name                    Positions with Sub-Adviser and Other Affiliations
  ----                    -------------------------------------------------

Bosworth M. Todd          Chairman; Director, First Capital Bank of
                          Kentucky, Louisville, KY (1996-present)

Robert P. Bordogna        President and Chief Executive Officer

Gayle S. Dorsey           Partner-- Private  Client  Services  (1997-present);
                          Vice President,
                          J.J.B. Hilliard, W.L. Lyons, Inc.,
                          Louisville, KY (1976-1997)

Sam C. Ellington          Partner-- Portfolio Manager - Equity

Curtiss M. Scott, Jr.     Partner-- Senior Portfolio Manager - Equity

Margaret C. Bell          Partner-- Director of Marketing


ITEM 27 -- PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A and American Fidelity Separate Account B.

     (b) AFS director and officer information is as follows:

Name and Principal       Positions and Offices                 Positions and
Business Address         with Underwriter                      Offices with Fund
----------------         ----------------                      -----------------

David R. Carpenter       Director, Chairman, President, Chief  None
P. O. Box 25523          Executive Officer, Treasurer, Chief
Oklahoma City, OK 73125  Financial Officer and Investment
                         Company and Variable Contracts
                         Products Principal

Marvin R. Ewy            Director, Vice President, Secretary,  None
P. O. Box 25523          Chief Compliance Officer and
Oklahoma City, OK 73125  Investment Company and Variable
                         Contracts Products Principal

Nancy K. Steeber         Director, Vice President, Chief       None
P. O. Box 25523          Operations Officer and Investment
Oklahoma City, OK 73125  Company and Variable Contracts
                         Products Principal

     (c) AFS receives no compensation for the sale of shares of Dual Strategy Fund.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

     All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

                  American Fidelity Dual Strategy Fund, Inc.(R)
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                           6301 N. Western, Suite 210
                          Oklahoma City, Oklahoma 73118

ITEM 29 -- MANAGEMENT SERVICES

    Not applicable

ITEM 30 -- UNDERTAKINGS

    Not applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on the 18th day of April, 2002.


                                AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)



                                By /s/ John W. Rex
                                   John W. Rex, Chairman of the
                                   Board and President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 8 to Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 2002.


/s/ JOHN W. REX                                /s/ GREGORY M. LOVE
John W. Rex, Chairman of the Board,            Gregory M. Love, Director
 President and Treasurer

/s/ DANIEL D. ADAMS, JR.                       /s/ J. DEAN ROBERTSON
Daniel D. Adams, Jr., Director and Secretary   J. Dean Robertson, Director

/s/ JEAN G. GUMERSON                           /s/ G. RAINEY WILLIAMS, JR.
Jean G. Gumerson, Director                     G. Rainey Williams, Jr., Director




                                INDEX TO EXHIBITS

Exhibit
Number        Description                  Method of Filing
------        -----------                  ----------------

a    Articles   of    Incorporation   of   Incorporated herein by reference
     Registrant.

b    Bylaws of Registrant.                 Incorporated herein by reference

d.1  Management and Investment  Advisory   Incorporated herein by reference
     Agreement  dated  December 22, 1998
     between   Registrant  and  American
     Fidelity Assurance Company.

d.2  Investment  Sub-Advisory  Agreement   Incorporated herein by reference
     dated   December  8,  1998  between
     American Fidelity Assurance Company
     and Lawrence W. Kelly & Associates,
     Inc.

d.3  Investment  Sub-Advisory  Agreement   Incorporated herein by reference
     dated   April   8,   1999   between
     American Fidelity Assurance Company
     and Todd Investment Advisors, Inc.

d.4  First   Amendment   to   Investment   Incorporated herein by reference
     Sub-Advisory Agreement, dated March
     30, 2001, between American Fidelity
     Assurance    Company    and    Todd
     Investment Advisors, Inc.

e    Underwriter's   Agreement   between   Incorporated herein by reference
     Registrant  and  American  Fidelity
     Securities, Inc., effective January
     1, 1999.

g.1  Corporate Custodial Agreement dated   Incorporated herein by reference
     September    30,    1998    between
     Registrant and InvesTrust, N.A.

g.2  Schedule   of   remuneration    for   Incorporated herein by reference
     Corporate Custodial Agreement.

h.1  Fund Participation  Agreement dated   Incorporated herein by reference
     December     22,    1998    between
     Registrant  and  American  Fidelity
     Assurance Company.

h.2  First     Amendment     to     Fund   Incorporated herein by reference
     Participation    Agreement    dated
     December     22,    1998    between
     Registrant  and  American  Fidelity
     Assurance Company.

i*   Opinion and Consent of Counsel.       Filed herewith electronically

j*   Consent of Independent Auditors.      Filed herewith electronically

p.1  Code of Ethics of the Registrant.     Incorporated herein by reference

p.2  Code  of  Ethics  of   Registrant's   Incorporated herein by reference
     principal   underwriter,   American
     Fidelity Securities, Inc.

p.3  Code  of  Ethics  of   Registrant's   Incorporated herein by reference
     investment    adviser,     American
     Fidelity Assurance Company.

p.4  Code  of  Ethics  of   Registrant's   Incorporated herein by reference
     sub-adviser,  Lawrence  W.  Kelly &
     Associates, Inc.

p.5  Code  of  Ethics  of   Registrant's   Incorporated herein by reference
     sub-adviser,     Todd    Investment
     Advisors, Inc.

99*  Organization   chart  of   American   Filed herewith electronically
     Fidelity Assurance Company.

------------
*  Filed herewith.